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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 22, 2000
                                                  -----------------


                             MICROSEMI CORPORATION
                             ---------------------
            (Exact name of Registrant as specified in its charter)

         Delaware                    0-8866          95-2110371
----------------------------      ------------    ------------------
(State or other jurisdiction      (Commission      (I.R.S. Employer
    of incorporation)             File Number)    Identification No.)


2830 South Fairview Street, Santa Ana, California      92704
-------------------------------------------------      -----
    (Address of principal executive offices)         (Zip code)


Registrant's telephone number, including area code  (714) 979-8220
                                                    --------------

                                Not Applicable
                                --------------
 (Former name or former address, if changed, since last report)

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Item 5.  Other Events

Shareholder Rights Plan
-----------------------

     On December 22, 2000, Microsemi Corporation, a Delaware corporation (the "Registrant"), issued a news release which announced that the Registrant had entered into a Rights Agreement dated December 22, 2000 between the Registrant and Mellon Investor Services, LLC, as Rights Agent (the "Rights Agreement"). Record holders as of the close of trading on December 22, 2000 received a dividend of one Right for each one share of Common Stock held.

     Presently, the Rights are represented by the same certificates that represent the Common Stock and do not trade separately. Triggering events that may cause the Rights to trade separately and be exercisable include acquisitions of 20% of more of the Common Stock then outstanding. The Rights Agreement, the Certificate of Designation of Series A Junior Participating Preferred Stock, the form of notice sent to the Registrant's stockholders, and the Registrant's news release concerning the Rights Agreement are incorporated herein by this reference.

     The Rights Agreement has potentially an anti-takeover effect. In addition,
Section 203 of the Delaware General Corporation Law has the potential of adversely affecting an acquisition of 15% or more of Delaware corporations, like the Registrant, the authorized and unissued preferred stock of the Registrant has the potential of being issued in ways that would adversely affect an acquiror, and certain bylaw provisions and employment arrangements have terms that also may make more difficult, or may defer or prevent various acquisitions of the Registrant by third parties. An acquisition of the Registrant could result in stockholders receiving a premium price for their shares, and anti-takeover measures may have an adverse effect on the possibility of such an acquisition.

    The Common Stock is traded on the Nasdaq National Market under the symbol "MSCC".





Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired.

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              Not applicable.

         (b)  Unaudited Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

EXHIBIT NO.     DESCRIPTION
----------      -----------
3.1             Certificate of Designation of Series A Junior
                Participating Preferred Stock, par value $1.00
                per share, of the registrant(1)

3.2             Legend on Common Stock certificates regarding
                Rights Agreement(1)

4.2 Rights Agreement dated December 22, 2000 between the registrant and Mellon Investor Services, LLC, as Rights Agent, and the exhibits thereto(1)

20.1            Letter to Stockholders dated December 22, 2000
                and attached Summary of Shareholder Rights Plan(1)

99.1            News Release dated December 22, 2000(1)
-------
(1) Filed by the Registrant as a like-numbered exhibit with the Registration Statement on Form 8-A filed December 29, 2000.

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MICROSEMI CORPORATION
                                             (Registrant)


Date:  December 22, 2000              By: /s/ DAVID R. SONKSEN
                                         -----------------------
                                        David R. Sonksen,
                                        Executive Vice President,
                                        Treasurer, Chief Financial
                                        Officer and Secretary

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                             MICROSEMI CORPORATION

                               INDEX TO EXHIBITS

EXHIBIT NO.     DESCRIPTION
----------      -----------
3.1             Certificate of Designation of Series A Junior
                Participating Preferred Stock, par value $1.00 per share, of the registrant(1)

3.2             Legend on Common Stock certificates regarding
                Rights Agreement(1)

4.2 Rights Agreement dated December 22, 2000 between the registrant and Mellon Investor Services, LLC, as Rights Agent, and the exhibits thereto(1)

20.1            Letter to Stockholders dated December 22, 2000
                and attached Summary of Shareholder Rights Plan(1)

99.1            News Release dated December 22, 2000(1)
-------
(1) Filed by the Registrant as a like-numbered exhibit with the Registration Statement on Form 8-A filed December 29, 2000.

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